                                                                 EXHIBIT 10.8.16


                       FIFTH AMENDMENT TO CREDIT AGREEMENT


                  THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (the "AMENDMENT"), dated as of November 7, 2000, is entered into by and among WESTAFF (USA), INC. ("WSS"), WESTERN MEDICAL SERVICES, INC. ("WMS" and together with WSS, collectively, the "BORROWERS" and individually, a "BORROWER"), BANK OF AMERICA, N.A., as agent for itself and the Banks (the "AGENT"), and the several financial institutions party to the Credit Agreement (collectively, the "BANKS").


                                    RECITALS

                  A. The Borrowers, Banks, and Agent are parties to a Credit Agreement dated as of March 4, 1998, and amendments thereto dated as of May 15, 1998, July 23, 1998, January 22, 1999, and December 15, 1999 (collectively, the "CREDIT AGREEMENT") pursuant to which the Agent and the Banks have extended certain credit facilities to the Borrowers.

                  B. The Borrowers have requested that the Banks agree to certain amendments of the Credit Agreement.

                  C. The Banks are willing to amend the Credit Agreement, subject to the terms and conditions of this Amendment.


                                    AGREEMENT

                  NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  1. DEFINED TERMS. Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to them in the Credit Agreement.

                  2.  AMENDMENTS TO CREDIT AGREEMENT.

                           (a) The definition of "Guarantor" in Section 1.01 of the Agreement is amended to read as follows in its entirety:

                                    "GUARANTOR" means, when used in the
                singular, any one of, and, when used in the plural, collectively all of, the following companies: the Parent, WESTERN MEDICAL SERVICES (NY), INC. (formerly known as Western Staff Services
                (NY), Inc.), a New York corporation, WESTERN TECHNICAL SERVICES, INC., a California corporation, MEDIAWORLD INTERNATIONAL, a California corporation, and any other Person that may, after the date hereof, execute a guaranty of Borrowers' obligations under this Agreement.

                           (b) Section 8.08 of the Credit Agreement is amended by replacing the period at the end of subsection (g) with a semicolon followed by the word "and" and by the addition of a new subsection (h) thereto to read as follows:

                                    (h) Contingent Obligations in an aggregate
                  amount
                  not exceeding Eleven Million Eight Hundred Forty Two
                  Thousand Five Hundred Dollars ($11,842,500) arising in respect of any surety bond issued by Fireman's Fund Insurance Company in connection with the Borrowers' workers' compensation obligations.

                           (c) The definition of "Cash Flow for Debt Service" set forth in Section 8.17 of the Credit Agreement is amended by replacing the words "cash dividends" with "dividends declared."

                           (d) Schedule 6.19 to the Credit Agreement is replaced with the revised Schedule 6.19 attached hereto.

                           (e) Schedule 11.02 to the Credit Agreement is replaced with the revised Schedule 11.02 attached hereto.

                  3. REPRESENTATIONS AND WARRANTIES. The Borrowers each hereby represent and warrant to the Agent and the Banks as follows:

                           (a) No Default or Event of Default has occurred and is continuing, except those Defaults or Events of Default, if any, that have been disclosed in writing to the Agent and the Banks or waived in writing by the Agent and the Banks.

                           (b) The execution, delivery and performance by the Borrowers of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable. The Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligations of the Borrowers, enforceable against each of them in accordance with its respective terms, without defense, counterclaim or offset.

                           (c) All representations and warranties of the Borrowers contained in the Credit Agreement are true and correct.

                           (d) Each of the Borrowers is entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Agent and the Banks or any other Person.

                  4. EFFECTIVE DATE. This Amendment will become effective as of November 7, 2000 (the "EFFECTIVE DATE"), PROVIDED that each of the following conditions precedent is satisfied on or before November 7, 2000:

                           (a) The Agent has received this Amendment duly executed by the Borrowers, the Agent, the Issuing Bank and each of the Banks, together with a duly executed Guarantor Acknowledgment and Consent in the form attached hereto.

                           (b) The Agent has received from the Borrowers for the ratable account of the Banks an amendment fee in the amount of Fifty Thousand Dollars ($50,000).

                  5. RESERVATION OF RIGHTS. Each of the Borrowers acknowledges and agrees that the execution and delivery by the Agent and the Banks of this Amendment shall not be deemed to create a course of dealing or otherwise obligate the Agent or the Banks to forbear or execute similar amendments under the same or similar circumstances in the future.

                  6.  MISCELLANEOUS.

                           (a) Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement are and shall remain in full force and effect and all references therein to such Credit Agreement shall henceforth refer to the Credit Agreement as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement.

                           (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.

                           (c)  This Amendment shall be governed by and
         construed in accordance with the law of the State of California.

                           (d) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Agent of a facsimile transmitted document purportedly bearing the signature of a Bank or the Borrowers shall bind such Bank or the Borrowers, respectively, with the same force and effect as the delivery of a hard copy original. Any failure by the Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Agent.

                           (e) This Amendment, together with the Credit
         Agreement, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior drafts and communications with respect thereto. This Amendment may not be amended except in accordance with the provisions of Section 11.01 of the Credit Agreement.

                           (f) If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Credit Agreement, respectively.

                           (g) Each of the Borrowers covenants to pay to or reimburse the Agent, upon demand, for all costs and expenses (including allocated costs of in-house counsel) incurred in connection with the development, preparation, negotiation, execution and delivery of this Amendment, including without limitation appraisal, audit, search and filing fees incurred in connection therewith.

                  IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.


                                    WESTAFF (USA), INC.


                                    By /s/ PAUL A. NORBERG
                                       -------------------
                                       Paul A. Norberg
                                       Executive Vice President and
                                       Chief Financial Officer


                                    By /s/ DIRK A. SODESTROM
                                       ---------------------
                                       Dirk A. Sodestrom
                                       Senior Vice President and
                                       Controller


                                    WESTERN MEDICAL SERVICES, INC.


                                    By /s/ GARY A. KITTLESON
                                       ---------------------
                                       Gary A. Kittleson
                                       Executive Vice President and
                                       Chief Financial Officer


                                    By /s/ GARY A. KITTLESON
                                       ---------------------
                                       Gary A. Kittleson
                                       Secretary


                                    BANK OF AMERICA, N.A., as Agent


                                    By /s/ DORA A. BROWN
                                       -----------------
                                       Dora A. Brown
                                       Vice President


                                       BANK OF AMERICA, N.A., as a Bank and as
                                       Issuing Bank


                                    By /s/ LISA M. THOMAS
                                       ------------------
                                       Lisa M. Thomas
                                       Senior Vice President


                                    COMERICA BANK-CALIFORNIA, as a Bank


                                    By /s/ SCOTT T. SMITH
                                       ------------------
                                       Scott T. Smith
                                       Vice President

                                   SANWA BANK CALIFORNIA, as a Bank


                                   By /s/ JOHN KING
                                      -------------
                                      John King
                                      Vice President

                      GUARANTOR ACKNOWLEDGMENT AND CONSENT


                The undersigned, each a guarantor or third party pledgor with respect to the Borrowers' obligations to the Agent and the Banks under the Credit Agreement, each hereby (i) acknowledges and consents to the execution, delivery and performance by the Borrowers of the foregoing Fifth Amendment to Credit Agreement (the "AMENDMENT"), and (ii) reaffirms and agrees that the respective guaranty, third party pledge or security agreement to which the undersigned is party and all other documents and agreements executed and delivered by the undersigned to the Agent and the Banks in connection with the Credit Agreement are in full force and effect, without defense, offset or counterclaim. (Capitalized terms used herein have the meanings specified in the Amendment.)

                                  WESTAFF, INC.


Dated: November 7, 2000           By /s/ PAUL A. NORBERG
                                     -------------------
                                     Paul A. Norberg
                                     Executive Vice President
                                     and Chief Financial Officer


                                  By /s/ DIRK A. SODESTROM
                                     ---------------------
                                     Dirk A. Sodestrom
                                     Senior Vice President and Controller




                                  WESTERN MEDICAL SERVICES (NY), INC.


Dated: November 7, 2000           By /s/ GARY A. KITTLESON
                                     ---------------------
                                     Gary A. Kittleson
                                     Executive Vice President and
                                     Chief Financial Officer


                                  By /s/ GARY A. KITTLESON
                                     ---------------------
                                     Gary A. Kittleson
                                     Secretary


                                  WESTERN TECHNICAL SERVICES, INC.


Dated: November 7, 2000           By /s/ PAUL A. NORBERG
                                     -------------------
                                     Paul A. Norberg
                                     Executive Vice President and
                                     Chief Financial Officer


                                  By /s/ DIRK A. SODESTROM
                                     ---------------------
                                     Dirk A. Sodestrom
                                     Senior Vice President and Controller

                                  MEDIAWORLD INTERNATIONAL


Dated: November 7, 2000           By /s/ PAUL A. NORBERG
                                     -------------------
                                     Paul A. Norberg
                                     Executive Vice President and
                                     Chief Financial Officer


                                  By /s/ DIRK A. SODESTROM
                                     ---------------------
                                     Dirk A. Sodestrom
                                     Senior Vice President and Controller

                                  SCHEDULE 6.19

                                SUBSIDIARIES AND
                               EQUITY INVESTMENTS


ACTIVE DOMESTIC SUBSIDIARIES

Western Medical Services (NY), Inc.
MediaWorld International

INACTIVE DOMESTIC SUBSIDIARIES

Western Technical Services, Inc.
Western Legal Services, Inc.
Western Television News, Inc.
Western Permanent Services Agency, Inc.
Westaff (CA), Inc.
Western Service, Inc.
Kontorservice, Inc.


FOREIGN SUBSIDIARIES

AUSTRALIA:
Westaff (Australia) Pty. Ltd.
Western Personnel Services Pty. Ltd.
Western Temporary Services Pty. Ltd.

DENMARK:
Westaff A/S

NEW ZEALAND:
Westaff NZ Limited

NORWAY:
Westaff AS
Kontorservice A/S

SINGAPORE:
Westaff (Singapore) Pte Ltd

UNITED KINGDOM:
Westaff (U.K.) Limited

                                 SCHEDULE 11.02
                              ADDRESSES FOR NOTICES


BORROWERS

Westaff (USA), Inc.
Western Medical Services, Inc.
P.O. Box 9280
301 Lennon Lane
Walnut Creek, CA 94598
Attn:     Paul A. Norberg
          Executive Vice President
          and Chief Financial Officer
Telephone:  (925) 930-5326
Facsimile:  (925) 930-5361
E-mail:   pnorberg@westaff.com
          --------------------

With a copy to (with respect to notices required under Articles IX and XI only):

Legal Department
P.O. Box 9280
301 Lennon Lane
Walnut Creek, CA 94598
Attn:      Robin Herman
           General Counsel
Telephone:  (925) 930-5349
Facsimile:  (925) 937-0593
E-mail:  rherman@westaff.com
         -------------------

BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION, AS AGENT

FOR ADMINISTRATIVE NOTICES REGARDING BORROWINGS, PAYMENTS, CONVERSIONS, CONTINUATION, LETTERS OF CREDIT, FEES AND INTEREST:
Bank of America, N.A.
Agency Administrative Services #5596
CA4-706-05-09
1850 Gateway Blvd.
Concord, CA 94520
Attention:  Kristine L. Kelleher
Telephone:  (925) 675-8373
Facsimile:  (925) 969-2817
E-mail: Kristine.L.Kelleher@BankofAmerica.com
        -------------------------------------

FOR NOTICES REGARDING WAIVERS, AMENDMENTS, FINANCIAL STATEMENTS, ASSIGNMENTS AND ALL OTHER NOTICES:
Bank of America N.A.
Commercial Agency Management
WA1-501-37-20
800 Fifth Avenue, 37th Floor
Seattle, WA  98104-3185
Attention:  Dora A. Brown
            Vice President
Telephone: (206) 358-0101
Facsimile: (206) 358-0971
E-mail: Dora.A.Brown@BankofAmerica.com
        ------------------------------


BANK OF AMERICA, N.A., AS A BANK

Bank of America, N.A.
Bay Area Commercial Banking Office #1473
CA5-102-LL-13
345 Montgomery Street
San Francisco, CA 94104-1898
Attention:  Lisa Thomas
            Senior Vice President
Telephone:  (415) 953-1069/BANet 953-1069
Facsimile:  (415) 622-1878/BANet 622-1878
E-mail:  Lisa.Thomas@BankofAmerica.com
         -----------------------------

DOMESTIC AND OFFSHORE LENDING OFFICE:
1850 Gateway Boulevard
Concord, CA 94520


BANK OF AMERICA, N.A., AS ISSUING BANK

Bank of America, N.A.
International Trade Banking Division #5655
CA9-703-19-09
333 S. Beaudry Ave., 19th Floor
Los Angeles, CA 90017-1466


COMERICA BANK - CALIFORNIA, AS A BANK

Comerica Bank - California
155 Grand Avenue, Suite 402
Oakland, CA 94612
Attention:  Scott T. Smith
            Vice President
Telephone:  (510) 645-2203
Facsimile:  (510) 645-2220
E-mail: scott t smith@comerica.com
        --------------------------

DOMESTIC AND OFFSHORE LENDING OFFICE:
155 Grand Avenue, Suite 402
Oakland, CA 94612


SANWA BANK CALIFORNIA, AS A BANK

Sanwa Bank California
601 S. Figueroa Street
W-12-14
Los Angeles, CA 90017
Attention:  John King
            Vice President
Telephone:  (213) 896-7489
Facsimile:  (213) 892-7819
E-mail:  jking@sanwabank.com
         -------------------

DOMESTIC AND OFFSHORE LENDING OFFICE:
601 S. Figueroa Street
W-12-14
Los Angeles, CA 90017